UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K/A
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 29, 2024
 ____________________________________

WAFD, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 29, 2024, WaFd, Inc. (f/k/a Washington Federal, Inc.), a Washington corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) in connection with the transactions (the “Transactions”) contemplated by that certain Agreement and Plan of Reorganization, dated as of November 13, 2022 (the “Merger Agreement”), by and between the Company and Luther Burbank Corporation, a California corporation (“Luther Burbank”).

On February 29, 2024, the Company closed its previously announced merger with Luther Burbank, effective as of 12:00 am on March 1, 2024 Pacific Time (the “Effective Time”). Pursuant to the Merger Agreement, at the Effective Time, Luther Burbank merged with and into the Company (the “Corporate Merger”), with the Company surviving the Corporate Merger. Promptly following the Corporate Merger, Luther Burbank’s wholly-owned bank subsidiary, Luther Burbank Savings, merged with and into Washington Federal Bank, dba WaFd Bank, the Company’s wholly-owned bank subsidiary (“WaFd Bank”), with WaFd Bank as the surviving institution (the “Bank Merger”). The Corporate Merger and the Bank Merger are collectively referred to in this Current Report on Form 8-K as the “Mergers.”

This amendment to the Original Report (this “Amendment”) is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Luther Burbank would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Mergers. The pro forma financial information combines the historical consolidated financial position and results of operations of the Company and Luther Burbank.

Except as described in this Amendment, all other information in the Original Report remains unchanged.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses or funds acquired.
The financial statements of Luther Burbank Corporation are attached hereto as Exhibit 99.1 and incorporated by reference into this item 9.01(a)

(b)	Pro forma financial information.
The pro forma financial information of the Company and Luther Burbank are attached hereto as Exhibit 99.2 and incorporated by reference into this item 9.01(b)

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Crowe LLP, Independent Registered Public Accounting Firm for Luther Burbank Corporation
99.1
Audited consolidated statements of financial condition of Luther Burbank Corporation as of December 31, 2023 and December 31, 2022, the related consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows of Luther Burbank Corporation for each of the two years in the period ended December 31, 2023, and the notes related thereto

99.2
Unaudited pro forma condensed consolidated statement of income for the fiscal year ended September 30, 2023 and for the six months ended March 31, 2024, the notes related thereto and the unaudited pro forma capital ratios of WaFd, Inc. and Luther Burbank Corporation

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 13, 2024	WAFD, INC.

	By:	/s/ KELLI J. HOLZ
Kelli J. Holz
Executive Vice President and Chief Financial Officer

4